EXHIBIT NO. 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Systems Management Solutions, Inc., a Nevada corporation (the "Company"), hereby certifies that:

To my knowledge, the Annual Report on Form 10-QSB of the Company for the quarter ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: MAY 14, 2007

BY: /s/ JIM KARLAK
_________________________
JIM KARLAK
PRESIDENT AND CHIEF EXECUTIVE OFFICER